Rule 482 ad
                                                                   Rule 497(e)
                                                  File Nos. 2-10653 and 811-82



[Television commercial. Video of fencers sparring and having a conversation:] [Fencer one states:] My mutual funds are in bad shape these days.
[Fencer two states:] I'm in a fund that's doing just fine.
[Video supers and dissolves]
[Title slide reading:] CGM Focus Fund Managed by Ken Heebner
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] How's that possible in a market like this?
[Fencer two states:] My fund is flexibly managed. For a while, it profited from selling tech stocks short. Now it's long on a small number of sectors that look promising.
[Fencer one states:] Just how good is this CGM Focus Fund?
[Video dissolves and a title slide supers and is held that reads:] CGM Focus Fund One-Year Total Return 54.0% (10/1/00-9/30/01)
[In smaller type below (with
larger numbers):] 54.0% and 14.4% are the average annual total returns for CGM Focus Fund for the 1-year period ended 9/30/01 and from inception on 9/3/97 through 9/30/01. The Fund's adviser has agreed to limit the Fund's operating expenses through 12/31/01. Otherwise the total return would be lower.
[Fencer two states:] It's up 54% over the past 12 months.
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] Maybe I should get into that.
[Fencer two states:] My point exactly.
[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:]
CGM Focus Fund 1-800-CGM-INFO [in large type and the following disclosure in smaller type:]
This information represents past performance which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell your shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Voice reads:] For a prospectus, call 1-800-CGM-INFO.
[Commercial ends.]

                                                                  Rule 482 ad
                                                                   Rule 497(e)
                                                  File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Upper 1/3 of the ad is a photograph of two fencers sparring. Above in white type on black background is the headline:] The Real Estate Advantage: 6.0%* Yield.
[Below the photograph running the full width of the ad printing in smaller black type is the following text:]
Now you can diversify your fund portfolio with the potential long-term capital appreciation of real estate. CGM Realty Fund is generating an impressive current yield of 6.0%*, reflecting the fundamental strengths of the Real
Estate Investment Trusts (REITs) in which the fund invests. Real estate may offer you a real advantage. Call now for more information and a prospectus.
[A line drawing of a fencer in a box with a black and white striped background appears in the center (logo). Above the logo in a larger size print than the ad body copy is the following text:]
CGM REALTY FUND
[To the right of the logo is the following text:]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0739
[Beneath the phone number in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]
*6.0% is the Fund's current yield annualized for the 30 days ended 9/30/01. -0.9%, 9.4% and 11.4% are the average annual total returns for the one and five-year periods ended 9/30/01 and from inception on 5/13/94 through 9/30/01. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2001 CGM

                                                                   Rule 482 ad
                                                                   Rule 497(e)
                                                  File Nos. 2-10653 and 811-82


[Black and white print advertisement.]
[Upper 1/2 of the ad is a photograph of two fencers sparring. Below in white type on black background is the headline:] CGM Focus Fund. So selective, only a few stocks are good enough to make the cut [Below the photograph, printing in two columns, in smaller black type is the following text:]
[Left column:] Veteran fund manager Ken Heebner is more focused than ever with CGM Focus Fund. The Fund returned 54.0% over the past 12 months.* CGM Focus Fund is flexibly managed: is has profited from selling
[Right column:] technology stocks short in the past. Now it's long on a small number of sectors that look promising. If focus and flexibility make sense for your portfolio, call toll-free for complete information.
[Between the two columns of text appears the following text in larger type size:]
CGM Focus Fund
Total Return
(10/1/00-9/30/01)
54.0%*
[A line drawing of a fencer in a box with a black and white striped background
(logo) appears below the text. To the right of the logo is the following text:] CGM Focus Fund
The CGM Funds, 222 Berkeley St., Suite 1013
Boston, MA 02116    www.cgmfunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0730
[Beneath the body of the ad running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]
*54.0% and 14.4% are the average annual total returns of CGM Focus Fund for the one-year period ended 9/30/01 and from inception on 9/3/97 through 9/30/01. The Fund's adviser has agreed to limit the Fund's expenses through 12/31/01. Otherwise, the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2001 CGM